                                                                 EXHIBIT 10. 11

*****Confidential Treatment has been requested for portions of this agreement. The copy file herewith omits information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission

                                                            131 Park Street, NE
                                                     Vienna, Virgina 22180-4607
                                                           Phone (703) 281-7440
                                                             Fax (703) 242-4592

Management
Systems
Designers, Inc.

October 10, 2000

InforMax
Director of Human Resources and Operations
6010 Executive Blvd., 10th Floor
North Bethesda, MD 20852 USA

Attention:        Kimberly Durazzo
                  Emily Wirsing

Subject:          OBA Purchase Order #2461
                  Modification

Management Systems Designers, Inc. (MSD) has received notification that the following InforMax personnel have rate increases going into effect as noted:

[*****]           Rate $[*****]     Effective 11/6/00
[*****]           Rate $[*****]     Effective 10/1/00
[*****]           Rate $[*****]     Effective 9/18/00

MSD anticipates that InforMax will invoice in accordance with the above referenced rates. If you require additional information please contact me at
(703) 281-7440 x121.

Sincerely,
Management Systems Designers, Inc.
/S/ Haley Esser
Haley Esser
MSD Program Manager

*****Confidential Treatment has been requested for portions of this agreement. The copy file herewith omits information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission

                                                            131 Park Street, NE
                                                    Vienna, Virginia 22180-4607
                                                           Phone (703) 281-7440
                                                             Fax (703) 242-4592

Management
Systems
Designers, Inc.

November 7, 2000

InforMax
6010 Executive Blvd., 10th Floor
North Bethesda, MD 20852

Attention:        Kimberly Durazzo

Subject:          Rate increase for [*****]

Dear Ms. Durazzo:

This is to confirm the rate increase of [*****] from $[*****] to $[*****], effective November 1, 2000.

Should you require any additional information, please contact me at (703) 281-7440, ext. 111.

Sincerely,

MANAGEMENT SYSTEMS DESIGNERS, INC.
/S/ Jutta Turner
Jutta Turner
Business Information Systems
Financial Manager